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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)


                         L-3 COMMUNICATIONS CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                    13-3937436
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                              AMI INTRUMENTS, INC.
              |(Exact name of obligor as specified in its charter)

Oklahoma                                                    73-1122637
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                                   APCOM, INC.
               (Exact name of obligor as specified in its charter)

Maryland                                                    52-1291447
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          CELERITY SYSTEMS INCORPORATED
               (Exact name of obligor as specified in its charter)

California                                                  77-0365380
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                          COLEMAN RESEARCH CORPORATION
               (Exact name of obligor as specified in its charter)

Florida                                                     59-2039476
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                                EER SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Virginia                                                    54-1349668
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                              ELECTRODYNAMICS, INC.
               (Exact name of obligor as specified in its charter)

Arizona                                                     36-3140903
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                                 HENSCHEL, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    23-2554418
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                    HYGIENETICS ENVIRONMENTAL SERVICES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    13-3992505
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                       INTERSTATE ELECTRONICS CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                  95-1912832
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          KDI PRECISION PRODUCTS, INC.
               (Exact name of obligar as specified in its charter)

Delaware                                                    31-0740721
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                      L-3 COMMUNICATIONS AIS GP CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                    13-4137187
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                    L-3 COMMUNICATIONS ANALYTICS CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                  54-1035921
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification
no.)


                       L-3 COMMUNICATIONS ATLANTIC SCIENCE
                           AND TECHNOLOGY CORPORATION
               (Exact name of obligor as specified in its charter)

New Jersey                                                  22-2547554
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification
no.)


                      L-3 COMMUNICATIONS AYDIN CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                    23-1686808
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                         L-3 COMMUNICATIONS ESSCO, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    04-2281486
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    13-3992952
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                      L-3 COMMUNICATIONS INVESTMENTS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    51-0260723
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                    L-3 COMMUNICATIONS SECURITY AND DETECTION
                          SYSTEMS CORPORATION DELAWARE
               (Exact name of obligor as specified in its charter)

Delaware                                                    04-3054475
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                    L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    23-2869511
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                 L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

California                                                  77-0268547
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                   L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                                    03-0391841
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                            MCTI ACQUISITION CORPORATION
                  (Exact name of obligor as specified in its charter)

Maryland                                                    13-4109777
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                            MICRODYNE COMMUNICATIONS
                            TECHNOLOGIES INCORPORATED
               (Exact name of obligor as specified in its charter)

Maryland                                                    59-3500774
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                              MICRODYNE CORPORATION
               (Exact name of obligor as specified in its charter)

Maryland                                                    52-0856493
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                       MICRODYNE OUTSOURCING INCORPORATED
               (Exact name of obligor as specified in its charter)

Maryland                                                    33-0797639
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                                   MPRI, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    54-1439937
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                                  PAC ORD, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    23-2523436
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                               POWER PARAGON, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    33-0638510
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                       SOUTHERN CALIFORNIA MICROWAVE, INC.
               (Exact name of obligor as specified in its charter)

California                                                  13-0478540
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                               SPD HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    23-2977238
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                          SPD ELECTRICAL SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    23-2457758
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                              SPD SWITCHGEAR, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    23-2510039
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

600 Third Avenue
New York,  NY                                               10016
(Address of principal executive offices)                    (Zip code)


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                     7 5/8% Senior Subordinated Notes due 2012
                       (Title of the indenture securities)
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1.    GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:
      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
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           Name                              Address
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      Superintendent of Banks of the State of             2 Rector Street, New York,
      New York                                            N.Y. 10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York                    33 Liberty Plaza, New York,
                                                          N.Y. 10045

      Federal Deposit Insurance Corporation               Washington, D.C. 20429

      New York Clearing House Association                 New York, New York 10005

      (B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
      AFFILTION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
             No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of July, 2002.


                                          THE BANK OF NEW YORK



                                          By:       /s/ STACEY POINDEXTER
                                              ----------------------------------
                                              Name:     STACEY POINDEXTER
                                              Title:    ASSISTANT TREASURER

                                                                       EXHIBIT 7
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                 Dollar Amounts
ASSETS                                                            In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..........    $3,765,462
   Interest-bearing balances...................................     3,835,061
Securities:
   Held-to-maturity securities.................................     1,232,736
   Available-for-sale securities...............................    10,522,833
Federal funds sold and Securities purchased under agreements
   to resell...................................................     1,456,635
Loans and lease financing receivables:
   Loans and leases held for sale..............................       801,505
   Loans and leases, net of unearned income....................    46,206,726
   LESS: Allowance for loan and lease losses...................       607,115
   Loans and leases, net of unearned income and allowance......    35,249,695
Trading Assets.................................................     8,132,696
Premises and fixed assets (including capitalized leases).......       898,980
Other real estate owned........................................           911
Investments in unconsolidated subsidiaries and associated
   companies...................................................       220,609
Customers' liability to this bank on acceptances outstanding...       574,020
Intangible assets..............................................
   Goodwill....................................................     1,714,761
   Other intangible assets.....................................        49,213
Other assets...................................................     5,001,308
                                                                  -----------
Total assets...................................................   $73,954,859
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LIABILITIES
Deposits:
   In domestic offices.........................................   $29,175,631
   Noninterest-bearing.........................................    11,070,277
   Interest-bearing............................................    18,105,354
   In foreign offices, Edge and Agreement subsidiaries, and
       IBFs....................................................    24,596,600
   Noninterest-bearing.........................................       321,299
   Interest-bearing............................................    24,275,301
Federal funds purchased and securities sold under agreements
   to repurchase...............................................     1,922,197
Trading liabilities............................................     1,970,040
Other borrowed money:
   (includes mortgage indebtedness and obligations under
   capitalized leases)....... .................................     1,577,518
Bank's liability on acceptances executed and outstanding.......       575,362
Subordinated notes and debentures..............................     1,940,000
Other liabilities..............................................     5,317,831
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Total liabilities..............................................   $67,075,179
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EQUITY CAPITAL
Common stock...................................................     1,135,284
Surplus........................................................     1,055,508
Retained earnings..............................................     4,227,287
Accumulated other comprehensive income.........................       (38,602)
Other equity capital components................................             0
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Total equity capital...........................................     6,379,477
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Total liabilities and equity capital...........................   $73,954,859
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi     ----|
Gerald L. Hassell       |                                          Directors
Alan R. Griffith        |
                    ----|